DISCOVER FINANCIAL SERVICES								Exhibit 99.2
EARNINGS SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended
	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Mar 31, 2019 vs. Mar 31, 2018
EARNINGS SUMMARY
Interest Income	$2,937	$2,907	$2,781	$2,636	$2,569	$368	14%
Interest Expense	632	605	558	507	469	163	35%
Net Interest Income	2,305	2,302	2,223	2,129	2,100	205	10%
Discount/Interchange Revenue	677	752	753	724	646	31	5%
Rewards Cost	446	475	473	461	392	54	14%
Discount and Interchange Revenue, net	231	277	280	263	254	(23)	(9%)
Protection Products Revenue	49	50	51	50	53	(4)	(8%)
Loan Fee Income	104	108	103	95	96	8	8%
Transaction Processing Revenue	46	46	47	42	43	3	7%
Other Income	28	24	20	24	29	(1)	(3%)
Total Other Income	458	505	501	474	475	(17)	(4%)

Revenue Net of Interest Expense	2,763	2,807	2,724	2,603	2,575	188	7%

Provision for Loan Losses	809	800	742	742	751	58	8%

Employee Compensation and Benefits	425	414	408	400	405	20	5%
Marketing and Business Development	195	230	218	224	185	10	5%
Information Processing & Communications	99	93	89	86	82	17	21%
Professional Fees	167	190	166	161	155	12	8%
Premises and Equipment	28	26	26	24	26	2	8%
Other Expense	110	157	108	89	115	(5)	(4%)
Total Other Expense	1,024	1,110	1,015	984	968	56	6%

Income Before Income Taxes	930	897	967	877	856	74	9%
Tax Expense	204	210	247	208	190	14	7%
Net Income	$726	$687	$720	$669	$666	$60	9%

Net Income Allocated to Common Stockholders	$705	$681	$699	$663	$646	$59	9%

Effective Tax Rate	21.9%	23.5%	25.5%	23.7%	22.2%

Net Interest Margin	10.46%	10.35%	10.28%	10.21%	10.23%	23	bps
Operating Efficiency	37.1%	39.6%	37.2%	37.8%	37.6%	(50)	bps
ROE	26%	25%	26%	25%	25%
Capital Returned to Common Stockholders	$601	$578	$580	$656	$684	($83)	(12%)
Payout Ratio	85%	85%	83%	99%	106%

Ending Common Shares Outstanding	325	331	338	344	351	(26)	(7%)
Weighted Average Common Shares Outstanding	328	335	341	348	355	(27)	(8%)
Weighted Average Common Shares Outstanding (fully diluted)	328	335	342	348	355	(27)	(8%)

PER SHARE STATISTICS
Basic EPS	$2.15	$2.04	$2.05	$1.91	$1.82	$0.33	18%
Diluted EPS	$2.15	$2.03	$2.05	$1.91	$1.82	$0.33	18%
Common Stock Price (period end)	$71.16	$58.98	$76.45	$70.41	$71.93	($0.77)	(1%)
Book Value per share	$34.60	$33.58	$32.60	$31.66	$30.93	$3.67	12%

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
EARNINGS SUMMARY
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Mar 31, 2019 vs. Mar 31, 2018
SEGMENT- INCOME BEFORE INCOME TAXES
Direct Banking	$879	$874	$923	$837	$811	$68	8%
Payment Services	51	23	44	40	45	6	13%
Total	$930	$897	$967	$877	$856	$74	9%

TRANSACTIONS PROCESSED ON NETWORKS
Discover Network	605	663	642	614	550	55	10%
PULSE Network	1,132	1,169	1,151	1,055	989	143	14%
Total	1,737	1,832	1,793	1,669	1,539	198	13%

NETWORK VOLUME
PULSE Network	$47,106	$47,082	$45,244	$44,308	$43,158	$3,948	9%
Network Partners	5,663	4,680	5,113	4,602	4,553	1,110	24%
Diners Club International [1]	8,278	8,700	8,370	8,417	8,390	(112)	(1%)
Total Payment Services	61,047	60,462	58,727	57,327	56,101	4,946	9%
Discover Network - Proprietary	34,051	38,502	36,642	36,339	32,382	1,669	5%
Total	$95,098	$98,964	$95,369	$93,666	$88,483	$6,615	7%

[1] Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET SUMMARY
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Mar 31, 2019 vs. Mar 31, 2018
BALANCE SHEET SUMMARY
Assets
Cash and Investment Securities	$21,456	$18,515	$18,410	$17,441	$18,641	$2,815	15%
Total Loan Receivables	88,743	90,512	86,894	84,789	82,744	5,999	7%
Allowance for Loan Losses	(3,134)	(3,041)	(2,927)	(2,828)	(2,736)	(398)	(15%)
Net Loan Receivables	85,609	87,471	83,967	81,961	80,008	5,601	7%
Premises and Equipment, net	980	936	896	874	848	132	16%
Goodwill and Intangible Assets, net	415	416	417	417	417	(2)	—%
Other Assets	2,260	2,215	2,152	2,058	2,053	207	10%
Total Assets	$110,720	$109,553	$105,842	$102,751	$101,967	$8,753	9%

Liabilities & Stockholders' Equity
Direct to Consumer and Affinity Deposits	$47,730	$44,669	$43,411	$42,256	$41,321	$6,409	16%
Brokered Deposits and Other Deposits	21,186	23,090	20,263	19,427	19,809	1,377	7%
Deposits	68,916	67,759	63,674	61,683	61,130	7,786	13%
Borrowings	26,276	27,228	26,998	26,252	26,244	32	—%
Accrued Expenses and Other Liabilities	4,269	3,436	4,154	3,927	3,722	547	15%
Total Liabilities	99,461	98,423	94,826	91,862	91,096	8,365	9%
Total Equity	11,259	11,130	11,016	10,889	10,871	388	4%
Total Liabilities and Stockholders' Equity	$110,720	$109,553	$105,842	$102,751	$101,967	$8,753	9%

LIQUIDITY
Liquidity Portfolio	$20,050	$15,923	$16,370	$15,703	$17,550	2,500	14%
Undrawn Credit Facilities [1]	37,870	36,986	36,257	36,422	35,099	2,771	8%
Total Liquidity	$57,920	$52,909	$52,627	$52,125	$52,649	$5,271	10%

[1] Excludes investments pledged to the Federal Reserve, which is included within the liquidity portfolio

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET STATISTICS
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Mar 31, 2019 vs. Mar 31, 2018
BALANCE SHEET STATISTICS
Total Common Equity	$10,696	$10,567	$10,453	$10,326	$10,308	$388	4%
Total Common Equity/Total Assets	9.7%	9.6%	9.9%	10.1%	10.1%
Total Common Equity/Net Loans	12.5%	12.1%	12.4%	12.6%	12.9%

Tangible Assets	$110,305	$109,137	$105,425	$102,334	$101,550	$8,755	9%
Tangible Common Equity [1]	$10,281	$10,151	$10,036	$9,909	$9,891	$390	4%
Tangible Common Equity/Tangible Assets [1]	9.3%	9.3%	9.5%	9.7%	9.7%
Tangible Common Equity/Net Loans [1]	12.0%	11.6%	12.0%	12.1%	12.4%
Tangible Common Equity per share [1]	$31.60	$30.63	$29.70	$28.82	$28.15	$3.45	12%

REGULATORY CAPITAL RATIOS	Basel III Transition
Total Risk Based Capital Ratio	13.9%	13.5%	13.9%	13.6%	14.0%
Tier 1 Risk Based Capital Ratio	12.1%	11.7%	12.1%	12.3%	12.5%
Tier 1 Leverage Ratio	10.0%	10.1%	10.4%	10.5%	10.6%
Common Equity Tier 1 Capital Ratio	11.5%	11.1%	11.4%	11.6%	11.9%

[1]   Tangible Common Equity ("TCE") is a non-GAAP measure. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
AVERAGE BALANCE SHEET
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Mar 31, 2019 vs. Mar 31, 2018
AVERAGE BALANCES
Assets
Cash and Investment Securities	$18,417	$17,660	$16,474	$16,395	$15,058	$3,359	22%
Restricted Cash	804	609	638	466	821	(17)	(2%)
Credit Card Loans	71,363	70,563	68,613	66,594	65,983	5,380	8%
Private Student Loans	9,654	9,344	9,158	9,219	9,432	222	2%
Personal Loans	7,468	7,540	7,460	7,304	7,387	81	1%
Other Loans	868	760	624	531	452	416	92%
Total Loans	89,353	88,207	85,855	83,648	83,254	6,099	7%
Total Interest Earning Assets	108,574	106,476	102,967	100,509	99,133	9,441	10%
Allowance for Loan Losses	(3,040)	(2,924)	(2,827)	(2,731)	(2,615)	(425)	(16%)
Other Assets	4,455	4,520	4,377	4,170	4,221	234	6%
Total Assets	$109,989	$108,072	$104,517	$101,948	$100,739	$9,250	9%

Liabilities and Stockholders' Equity
Direct to Consumer and Affinity Deposits	$45,841	$43,514	$42,498	$41,459	$39,825	$6,016	15%
Brokered Deposits and Other Deposits	21,799	21,574	19,939	19,166	19,638	2,161	11%
Total Interest-bearing Deposits	67,640	65,088	62,437	60,625	59,463	8,177	14%
Short-term Borrowings	1	2	3	1	1	—	—%
Securitized Borrowings	15,865	16,427	16,141	16,121	16,180	(315)	(2%)
Other Long-term Borrowings	10,711	10,756	10,351	9,866	9,945	766	8%
Total Interest-bearing Liabilities	94,217	92,273	88,932	86,613	85,589	8,628	10%
Other Liabilities & Stockholders' Equity	15,772	15,799	15,585	15,335	15,150	622	4%
Total Liabilities and Stockholders' Equity	$109,989	$108,072	$104,517	$101,948	$100,739	$9,250	9%

AVERAGE RATES
Assets
Cash and Investment Securities	2.51%	2.35%	2.01%	1.82%	1.57%	94	bps
Restricted Cash	2.35%	2.28%	1.92%	1.85%	1.68%	67	bps
Credit Card Loans	13.42%	13.20%	13.06%	12.88%	12.85%	57	bps
Private Student Loans	8.63%	8.31%	8.19%	8.05%	7.89%	74	bps
Personal Loans	12.86%	12.76%	12.66%	12.55%	12.43%	43	bps
Other Loans	6.85%	6.57%	6.38%	6.02%	5.98%	87	bps
Total Loans	12.79%	12.59%	12.45%	12.28%	12.21%	58	bps
Total Interest Earning Assets	10.97%	10.83%	10.72%	10.52%	10.51%	46	bps

Liabilities and Stockholders' Equity
Direct to Consumer and Affinity Deposits	2.15%	2.00%	1.88%	1.71%	1.59%	56	bps
Brokered Deposits and Other Deposits	2.67%	2.58%	2.51%	2.33%	2.19%	48	bps
Total Interest-bearing Deposits	2.32%	2.20%	2.08%	1.90%	1.79%	53	bps
Short-term Borrowings	2.59%	2.42%	2.09%	1.89%	1.75%	84	bps
Securitized Borrowings	3.05%	2.87%	2.71%	2.67%	2.43%	62	bps
Other Long-term Borrowings	4.81%	4.65%	4.56%	4.57%	4.49%	32	bps
Total Interest-bearing Liabilities	2.72%	2.60%	2.49%	2.35%	2.22%	50	bps

Net Interest Margin	10.46%	10.35%	10.28%	10.21%	10.23%	23	bps
Net Yield on Interest-earning Assets	8.61%	8.57%	8.57%	8.50%	8.59%	2	bps

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Mar 31, 2019 vs. Mar 31, 2018
TOTAL LOAN RECEIVABLES
Ending Loans [1,2]	$88,743	$90,512	$86,894	$84,789	$82,744	$5,999	7%
Average Loans [1,2]	$89,353	$88,207	$85,855	$83,648	$83,254	$6,099	7%

Interest Yield	12.79%	12.59%	12.45%	12.28%	12.21%	58	bps
Gross Principal Charge-off Rate	4.02%	3.77%	3.63%	3.78%	3.74%	28	bps
Gross Principal Charge-off Rate excluding PCI Loans [3]	4.10%	3.85%	3.71%	3.87%	3.84%	26	bps
Net Principal Charge-off Rate	3.25%	3.08%	2.97%	3.11%	3.09%	16	bps
Net Principal Charge-off Rate excluding PCI Loans [3]	3.31%	3.14%	3.03%	3.18%	3.17%	14	bps
Delinquency Rate (30 or more days) excluding PCI Loans [3]	2.28%	2.31%	2.22%	2.08%	2.23%	5	bps
Delinquency Rate (90 or more days) excluding PCI Loans [3]	1.10%	1.08%	1.00%	0.99%	1.06%	4	bps
Gross Principal Charge-off Dollars	$887	$839	$785	$789	$769	$118	15%
Net Principal Charge-off Dollars	$715	$686	$642	$649	$635	$80	13%
Net Interest and Fee Charge-off Dollars	$158	$142	$135	$138	$136	$22	16%
Loans Delinquent 30 or more days [3]	$1,988	$2,049	$1,894	$1,725	$1,800	$188	10%
Loans Delinquent 90 or more days [3]	$959	$961	$854	$821	$855	$104	12%

Allowance for Loan Loss (period end)	$3,134	$3,041	$2,927	$2,828	$2,736	$398	15%
Reserve Change Build/ (Release) [4]	$94	$114	$100	$93	$116	($22)
Reserve Rate	3.53%	3.36%	3.37%	3.34%	3.31%	22	bps
Reserve Rate Excluding PCI Loans [3]	3.57%	3.39%	3.41%	3.38%	3.35%	22	bps

CREDIT CARD LOANS
Ending Loans	$70,789	$72,876	$69,253	$67,812	$65,577	$5,212	8%
Average Loans	$71,363	$70,563	$68,613	$66,594	$65,983	$5,380	8%

Interest Yield	13.42%	13.20%	13.06%	12.88%	12.85%	57	bps
Gross Principal Charge-off Rate	4.40%	4.01%	3.90%	4.12%	4.08%	32	bps
Net Principal Charge-off Rate	3.50%	3.23%	3.14%	3.34%	3.32%	18	bps
Delinquency Rate (30 or more days)	2.45%	2.43%	2.32%	2.16%	2.33%	12	bps
Delinquency Rate (90 or more days)	1.26%	1.22%	1.12%	1.09%	1.18%	8	bps
Gross Principal Charge-off Dollars	$774	$713	$674	$684	$663	$111	17%
Net Principal Charge-off Dollars	$616	$575	$543	$555	$540	$76	14%
Loans Delinquent 30 or more days	$1,731	$1,772	$1,608	$1,466	$1,529	$202	13%
Loans Delinquent 90 or more days	$891	$887	$777	$743	$777	$114	15%

Allowance for Loan Loss (period end)	$2,622	$2,528	$2,424	$2,334	$2,252	$370	16%
Reserve Change Build/ (Release)	$94	$104	$90	$82	$105	($11)
Reserve Rate	3.70%	3.47%	3.50%	3.44%	3.43%	27	bps

Total Discover Card Volume	$36,386	$40,655	$39,414	$38,430	$34,327	$2,059	6%
Discover Card Sales Volume	$32,899	$37,208	$35,896	$35,077	$30,850	$2,049	7%
Rewards Rate	1.35%	1.28%	1.31%	1.31%	1.27%	8	bps
[1] Total Loans includes Home Equity and other loans

[2] Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables

[3] Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the Company is recognizing interest income on a pool of loans, it is all considered to be performing

[4]  Allowance for loan loss includes the net change in reserves on PCI pools having no remaining non-accretable difference which does not impact the reserve change build/(release) in provision for loan losses

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Mar 31, 2019 vs. Mar 31, 2018
PRIVATE STUDENT LOANS
Ending Loans (excluding PCI)	$8,071	$7,728	$7,668	$7,260	$7,416	$655	9%
Ending PCI Loans [1]	1,531	1,637	1,735	1,842	1,956	(425)	(22%)
Ending Loans	$9,602	$9,365	$9,403	$9,102	$9,372	$230	2%

Interest Yield	8.63%	8.31%	8.19%	8.05%	7.89%	74	bps
Net Principal Charge-off Rate	0.66%	0.86%	0.96%	0.92%	0.92%	(26)	bps
Net Principal Charge-off Rate excluding PCI Loans [2]	0.79%	1.05%	1.19%	1.16%	1.17%	(38)	bps
Delinquency Rate (30 or more days) excluding PCI Loans [2]	1.76%	2.00%	2.13%	2.10%	2.25%	(49)	bps

Reserve Rate	1.75%	1.80%	1.80%	1.87%	1.82%	(7)	bps
Reserve Rate excluding PCI Loans [2]	1.78%	1.85%	1.87%	1.97%	1.93%	(15)	bps

PERSONAL LOANS
Ending Loans	$7,428	$7,454	$7,545	$7,304	$7,307	$121	2%

Interest Yield	12.86%	12.76%	12.66%	12.55%	12.43%	43	bps
Net Principal Charge-off Rate	4.53%	4.49%	4.09%	3.97%	4.03%	50	bps
Delinquency Rate (30 or more days)	1.51%	1.60%	1.57%	1.42%	1.37%	14	bps

Reserve Rate	4.55%	4.53%	4.28%	4.29%	4.12%	43	bps

[1] Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables

[2] Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the Company is recognizing interest income on a pool of loans, it is all considered to be performing

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
SEGMENT RESULTS
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Mar 31, 2019 vs. Mar 31, 2018
DIRECT BANKING
Interest Income	$2,937	$2,906	$2,781	$2,636	$2,569	$368	14%
Interest Expense	632	605	558	507	469	163	35%
Net Interest Income	2,305	2,301	2,223	2,129	2,100	205	10%
Other Income	372	432	421	398	394	(22)	(6%)
Revenue Net of Interest Expense	2,677	2,733	2,644	2,527	2,494	183	7%
Provision for Loan Losses	809	800	742	742	751	58	8%
Total Other Expense	989	1,059	979	948	932	57	6%
Income Before Income Taxes	$879	$874	$923	$837	$811	$68	8%

Net Interest Margin	10.46%	10.35%	10.28%	10.21%	10.23%	23	bps
Pretax Return on Loan Receivables	3.99%	3.93%	4.27%	4.01%	3.95%	4	bps

Allowance for Loan Loss (period end)	$3,133	$3,039	$2,920	$2,821	$2,728	$405	15%
Reserve Change Build/ (Release) [1]	$94	$120	$100	$93	$116	($22)

PAYMENT SERVICES
Interest Income	$—	$1	$—	$—	$—	$—	NM
Interest Expense	—	—	—	—	—	—	NM
Net Interest Income	—	1	—	—	—	—	NM
Other Income	86	73	80	76	81	5	6%
Revenue Net of Interest Expense	86	74	80	76	81	5	6%
Provision for Loan Losses	—	—	—	—	—	—	NM
Total Other Expense	35	51	36	36	36	(1)	(3%)
Income Before Income Taxes	$51	$23	$44	$40	$45	$6	13%

[1]  Allowance for loan loss includes the net change in reserves on PCI pools having no remaining non-accretable difference which does not impact the reserve change build/(release) in provision for loan losses

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
GLOSSARY OF FINANCIAL TERMS

Book Value per share represents total equity divided by ending common shares outstanding

Capital Returned to Common Stockholders represents common stock dividends declared plus treasury share repurchases minus common stock issued under employee benefit plans and stock based compensation

Common Equity Tier 1 Capital Ratio (Basel III transition) represents common equity tier 1 capital divided by risk weighted assets calculated under Basel III rules subject to transition provisions

Delinquency Rate (30 or more days) represents loans delinquent thirty days or more divided by ending loans (total or respective loans, as appropriate)

Delinquency Rate (90 or more days) represents loans delinquent ninety days or more divided by ending loans (total or respective loans, as appropriate)

Discover Card Sales Volume represents Discover card activity related to net sales

Discover Card Volume represents Discover card activity related to net sales, balance transfers, cash advances and other activity

Discover Network Proprietary Volume represents gross proprietary sales volume on the Discover Network

Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding

Effective Tax Rate represents tax expense divided by income before income taxes

Gross Principal Charge-off Rate represents gross principal charge-off dollars (annualized) divided by average loans for the reporting period

Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period

Liquidity Portfolio represents cash and cash equivalents (excluding cash-in-process) and other investments

Net Income Allocated to Common Stockholders represents net income less (i) dividends and accretion of discount on shares of preferred stock and (ii) income allocated to participating securities

Net Interest Margin represents net interest income (annualized) divided by average total loans for the period

Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period

Operating Efficiency represents total other expense divided by revenue net of interest expense

Payout Ratio represents capital returned to common stockholders divided by net income allocated to common stockholders

Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by total average loans for the period

Proprietary Network Volume represents gross proprietary sales volume on the Discover Network

Regulatory Capital Ratios are regulatory measures used to evaluate capital adequacy. Under Basel III, for a Bank Holding Company to be considered "well-capitalized," total risk-based and tier 1 risk-based capital ratios of 10% and 6% respectively must be maintained. Under Basel III, to meet the regulatory minimum a Bank Holding Company must maintain total risk-based, tier 1 risk-based, tier 1 leverage, and common equity tier 1 ratios of 8%, 6%, 4%, and 4.5% respectively. As of January 1, 2015 regulatory capital ratios are calculated under Basel III rules subject to transition provisions. Total Risk Based Capital Ratio represents total capital divided by risk-weighted assets. Tier 1 Capital Ratio represents tier 1 capital divided by risk-weighted assets. Tier 1 Leverage Ratio represents tier 1 capital divided by average total assets. The Tier 1 Common Capital Ratio has been replaced by the Common Equity Tier 1 Ratio under Basel III

Reserve Rate represents the allowance for loan losses divided by total loans

Return on Equity represents net income (annualized) divided by average total equity for the reporting period

Rewards Rate represents rewards cost divided by Discover Card sales volume

Tangible Assets represents total assets less goodwill and intangibles

Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP data schedule

Tangible Common Equity/Net Loans, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total loans less the allowance for loan loss (period end)

Tangible Common Equity per Share, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by ending common shares outstanding

Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total assets less goodwill and intangibles

Total Volume represents the transaction dollar volume from the PULSE network, Network Partners, Diners Club and proprietary Discover Network

Undrawn Credit Facilities represents asset-backed conduit funding facilities and Federal Reserve discount window (excluding investments pledged to the Federal Reserve, which are included within the liquidity investment portfolio)

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF GAAP TO NON-GAAP DATA
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018
GAAP Total Common Equity	$10,696	$10,567	$10,453	$10,326	$10,308
Less: Goodwill	(255)	(255)	(255)	(255)	(255)
Less: Intangibles	(160)	(161)	(162)	(162)	(162)
Tangible Common Equity [1]	$10,281	$10,151	$10,036	$9,909	$9,891

GAAP Book Value Per Share	$34.60	$33.58	$32.60	$31.66	$30.93
Less: Goodwill	(0.78)	(0.77)	(0.76)	(0.73)	(0.72)
Less: Intangibles	(0.49)	(0.48)	(0.48)	(0.47)	(0.46)
Less: Preferred Stock	(1.73)	(1.70)	(1.66)	(1.64)	(1.60)
Tangible Common Equity Per Share	$31.60	$30.63	$29.70	$28.82	$28.15

[1] Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles. A reconciliation of TCE to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use TCE and definitions may vary, so users of this information are advised to exercise caution in comparing TCE of different companies. TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the Company

Note: See Glossary of Financial Terms for definitions of financial terms